SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                               (Amendment No. 2)

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:


|_|  Preliminary proxy statement           |_| Confidential, For Use of the Com-
                                             mission Only (as permitted by
                                             Rule 14a-6(e)(2))

|X|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         CENTRAL SECURITIES CORPORATION
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  Same as above
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

   (2) Form, Schedule or Registration Statement no.:

   (3) Filing Party:

   (4) Date Filed:

                         CENTRAL SECURITIES CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  March 8, 2000

      NOTICE is hereby given that the Annual Meeting of Stockholders of Central Securities Corporation will be held at the office of the Corporation, 1209 Orange Street, Wilmington, Delaware on Wednesday, March 8, 2000 at 11 A.M., for the following purposes:

            1. To elect a board of five directors;

            2. To act upon a proposal to ratify the selection of KPMG LLP as independent auditors for the Corporation for the ensuing year; and

            3. To act upon such other matters as may properly come before the meeting.

      The Board of Directors has fixed the close of business on January 21, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting, and only stockholders of record on such date are entitled to vote on these matters at the meeting or any adjournment thereof.

                                          By order of the Board of Directors

                                                   KAREN E. RILEY
                                                      Secretary
New York, New York
February 2, 2000


      A proxy is enclosed with this Notice and Proxy Statement. Please complete, SIGN and promptly return your proxy in the enclosed envelope. This will assure a quorum and save further solicitation costs.

PROXY STATEMENT
---------------
                                                               February 2, 2000






                         CENTRAL SECURITIES CORPORATION
                                 375 PARK AVENUE
                            NEW YORK, NEW YORK 10152
                             (Tel. No. 212-688-3011)


      This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about February 2, 2000 in connection with the solicitation of proxies by the Board of Directors of Central Securities Corporation (the "Corporation") for use at the Annual Meeting of Stockholders of the Corporation to be held on March 8, 2000, or any adjournment thereof (the "Meeting"). Properly executed proxies received by the Corporation prior to the Meeting will be voted in accordance with the specific voting instructions indicated on the proxy. If no instructions are specified, the shares will be voted for the nominees for director and in favor of item (2). Any proxy may be revoked at any time before it is exercised at the Meeting by the delivery or mailing of written notice to the Secretary of the Corporation, by executing and delivering a later-dated proxy or by appearing and voting in person by ballot at the Meeting.

      The record date for stockholders entitled to vote at the Meeting is the close of business on January 21, 2000. On that date, the Corporation had outstanding 16,850,745 shares of Common Stock.

      The holders of the Corporation's Common Stock shall be entitled to one vote per share. The presence, in person or by proxy, of a majority of the issued and outstanding stock of the Corporation shall constitute a quorum for the transaction of business at the Meeting.

                SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, OF
                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS,
                            AND OF EXECUTIVE OFFICERS

      The following table sets forth information as of December 31, 1999 regarding the share ownership of each person who is known to the Corporation to have been a beneficial owner of more than five percent of the Common Stock of the Corporation, of each nominee for election to the Board of Directors of the Corporation, and of all directors and executive officers as a group:

  Name of Nominee to
the Board of Directors                  Amount and
 or Name and Address               Nature of Beneficial       Percent
 of Beneficial Owner                   Ownership(1)         of Class(2)
 -------------------                   ------------         -----------

Donald G. Calder* ................       68,468(3)

Jay R. Inglis* ...................        1,189

Christian A. Johnson
  Endeavor Foundation(4) .........    6,243,695                 37.1
1060 Park Avenue
New York, New York 10028

Dudley D. Johnson* ...............       39,192(5)

Wilmot H. Kidd* ..................    1,948,251(6)(7)           11.6
375 Park Avenue
New York, New York 10152

Mrs. Wilmot H. Kidd ..............    1,948,251(6)(7)           11.6
1060 Park Avenue
New York, New York 10028

C. Carter Walker, Jr.* ...........      513,851(7)(8)            3.1

All directors and officers
  as a group .....................    2,163,734(7)              12.8

----------
* Indicates nominee for election to the Board of Directors.

      (1) Except as otherwise indicated, to the Corporation's knowledge the beneficial owner had sole investment power and sole voting power with respect to the shares shown opposite the name of such beneficial owner.

      (2) As calculated on the basis of 16,850,745 shares of Common Stock outstanding on December 31, 1999, Messrs. Calder, Inglis and Johnson each owned less than 1% of the outstanding Common Stock.

      (3) Includes 10,617 shares of Common Stock owned by Mr. Calder's wife or held for the benefit of their children. He disclaims beneficial ownership of such shares. The shares set forth for Mr. Calder also include 46,083 shares held in the estate of his mother, of which Mr. Calder is executor.

      (4) Mrs. W. H. Kidd, whose husband is the President of the Corporation, is President and Trustee of the Christian A. Johnson Endeavor Foundation (the "Foundation").

      (5) Includes 15,390 shares of Common Stock held in the Young & Franklin Inc. Retirement Income Trust of which Mr. Johnson is trustee. He disclaims beneficial ownership of such shares.

                                         (Footnotes continued on following page)

  (Footnotes continued from previous page)

      (6) An aggregate of 1,948,251 shares of Common Stock were included in the shares beneficially owned by each of Mr. and Mrs. Kidd. The shares set forth for each of Mr. Kidd and Mrs. Kidd include 331,725 shares of Common Stock owned by Mr. Kidd as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mrs. Kidd disclaims beneficial ownership; 740,126 shares of Common Stock owned by Mrs. Kidd or held in trusts for her benefit as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mr. Kidd disclaims beneficial ownership; and 765,038 shares of Common Stock owned by Mr. and Mrs. Kidd's children or held in trusts for their benefit or for the benefit of other family members as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mr. and Mrs. Kidd disclaim beneficial ownership. The shares set forth for each of Mr. and Mrs. Kidd also include 85,437 shares of Common Stock held in trust for the benefit of Mr. and Mrs. Kidd's children as to which Mr. and Mrs. Kidd had no voting or investment power and as to which Mr. and Mrs. Kidd disclaim beneficial ownership, and 25,925 shares of Common Stock held in trust for the benefit of the children of Mr. C. Carter Walker, Jr. as to which Mr. Kidd had shared investment power and shared voting power and as to which Mr. and Mrs. Kidd disclaim beneficial ownership.

      (7) An aggregate of 407,217 shares of Common Stock were included in the shares beneficially owned by each of Mr. Kidd, Mrs. Kidd, and Mr. C. Carter Walker, Jr.

      (8) Includes 56,080 shares of Common Stock owned by Mr. Walker's wife or held in trusts for the benefit of their children as to which Mr. Walker had shared investment power and shared voting power, 25,925 shares of Common Stock held in trust for the benefit of his children as to which Mr. Walker had no voting or investment power, and 381,292 shares of Common Stock held in trusts for the benefit of Mrs. Wilmot H. Kidd or her children as to which Mr. Walker had shared investment power and shared voting power. Mr. Walker disclaims beneficial ownership of all such shares.

      The share ownership of Wilmot H. Kidd, President of the Corporation, is given above. No other executive officer of the Corporation owns, beneficially or otherwise, any shares of stock of the Corporation.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and persons who own more than ten percent of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Corporation with copies of all
Section 16(a) forms they file.

      To the Corporation's knowledge, based solely on review of copies of such reports furnished to the Corporation and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                VOTING PROCEDURES

      The election of directors requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Common Stock represented by proxies which are marked "withhold authority" with respect to the election of any one or more nominees for election as director will be counted for the purpose of determining the number of shares present and entitled to vote, and shall therefore have the same effect as if the shares represented thereby were voted against such election. The ratification of the selection of independent auditors of the Corporation requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Common Stock represented by proxies which are marked "abstain" with respect to any matter to be voted upon will be counted for the purpose of determining the number of shares present and entitled to vote, and shall therefore have the same effect as if the shares represented thereby were voted against such matter. Broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess or choose to exercise his discretionary authority with respect thereto) will be treated as present but not entitled to vote at the Meeting for the purpose of determining the number of votes needed with respect to each item to be voted upon, and shall therefore have no effect on such vote.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      The Board of Directors recommends the election of five directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If any nominee for director is unable or declines to serve, for any reason not now foreseen, the discretionary authority provided in the proxy will be exercised to vote for a substitute. All the nominees have consented to become directors and all were elected at the last Annual Meeting of Stockholders.

      Duly authorized proxies for Common Stock will be voted for the election of Mr. Donald G. Calder, Mr. Jay R. Inglis, Mr. Dudley D. Johnson, Mr. Wilmot H. Kidd and Mr. C. Carter Walker, Jr.

      The following table indicates the age, principal occupations during the last five years and positions (if any) with the Corporation, and the year each nominee was first elected to the Board of Directors:

                                                  Principal Occupations                       Director of
                                                    (last five years)                         Corporation
                                                  and Position (if any)                      Continuously
      Nominee                Age                  with the Corporation                           Since
      -------                ---                  --------------------                       ------------
Donald G. Calder ..........  62      President, G. L. Ohrstrom & Co., Inc. (private              1982
                                        investment firm) since January 1997,
                                        Vice President from 1996 to 1997, and
                                        Partner of its predecessor from 1970 to
                                        1996; Director of Brown-Forman
                                        Corporation, Carlisle Companies
                                        Incorporated and Roper Industries, Inc.
                                        (manufacturing companies)

                                                 Principal Occupations                       Director of
                                                    (last five years)                         Corporation
                                                  and Position (if any)                      Continuously
      Nominee                Age                  with the Corporation                           Since
      -------                ---                  --------------------                       ------------
Jay R. Inglis ............   65      Executive Vice President, Holt Corporation                  1973
                                        (insurance holding company)

Dudley D. Johnson ........   60      President, Young & Franklin Inc. (private                   1984
                                        manufacturing company)

Wilmot H. Kidd* ..........   58      Investment and research-President, Central Securities       1972
                                        Corporation; Trustee, DLJ Withrop Opportunity
                                        Funds, DLJdirect Mutual Funds, and DLJ
                                        High Yield Bond Fund(investment companies)

C. Carter Walker, Jr. ....   65      Private Investor                                            1974

----------
* Mr. Kidd is an "interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

      The Board of Directors had ten regular meetings in 1999. The Board of Directors has an Audit Committee, consisting of Messrs. Calder, Inglis, Johnson and Walker, but it does not have a Compensation Committee or a Nominating Committee. All directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the committee on which they served.

      The Audit Committee recommends to the Board of Directors the firm of independent auditors who are to be engaged to audit the books of account and other corporate records of the Corporation, reviews with the independent auditors the scope of their examination with particular emphasis on the areas to which either the Audit Committee or the independent auditors believe special attention should be directed, reviews the recommendations of the independent auditors regarding internal controls and other matters, and reports from time to time to the Board of Directors with respect to the internal control and accounting practices of the Corporation. The Audit Committee also reviews and considers the nature and scope of audit and non-audit fees of the independent auditors. The Audit Committee met three times in 1999.

                      EXECUTIVE OFFICERS OF THE CORPORATION

      The executive officers of the Corporation are Mr. Wilmot H. Kidd, President, Mr. Charles N. Edgerton, Vice President and Treasurer, and Ms. Karen
E. Riley, Secretary. Information concerning Mr. Kidd is given above under "Election of Directors." Mr. Edgerton, 55, was elected Vice President in 1989 and has been Treasurer since 1985. Ms. Riley, 49, has been Secretary since 1986. Executive officers serve as such until the election of their successors.

                                  COMPENSATION

      The table below sets forth for all directors and for each of the three highest-paid executive officers the aggregate compensation received from the Corporation for 1999 for services in all capacities:

                                                              Pension or
                                                               Retirement
                                                            Benefits Accrued
Name of Person,                           Aggregate           as Part of
   Position                             Compensation          Expenses(1)
   --------                             ------------          -----------
Donald G. Calder
  Director ..........................      $ 20,000

Jay R. Inglis
  Director ..........................        21,000

Dudley D. Johnson
  Director ..........................        18,500

C. Carter Walker, Jr.
  Director ..........................        21,000

Wilmot H. Kidd
  President and Director(2) .........       823,600             $24,000

Charles N. Edgerton
  Vice President and Treasurer ......       227,324(3)           24,000

Karen E. Riley
  Secretary .........................       146,730(3)           22,009

----------
      (1) Represents contributions to the Corporation's Profit Sharing Plan.

      (2) All remuneration received by Mr. Kidd was in his capacity as President of the Corporation.

      (3) Includes compensation of $102,000 and $64,800 accrued in 1999 for Mr. Edgerton and Ms. Riley, respectively, deferred until January, 2000.

      Each director who is not an officer is paid an annual retainer of $10,000, a fee of $1,000 for each Board of Directors meeting attended in person, and $500 for participating in a Board of Directors meeting by telephone. Each member of the Audit Committee is paid $500 for each Audit Committee meeting attended. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings.

Profit Sharing Plan

      Generally, all salaried employees of the Corporation are eligible to participate in the Profit Sharing Plan. The Plan provides for contributions by the Corporation from its profits of up to 15% of an employee's compensation. The vested contributions credited to an employee's account are payable at normal (age 65), early, or disability retirement, death or other termination of employment and may be paid in various forms, including a lump sum cash payment or a monthly annuity. The officers referred to above are fully vested in all contributions to the Plan.

      Employees may withdraw the amounts of any voluntary contributions made prior to 1991 and may, under certain conditions, withdraw or borrow against vested Corporation contributions. Under the Plan, each employee is permitted to invest the assets in his account in the capital stock of one or more regulated investment companies from a selection provided from time to time by the Plan Administrator. Such regulated investment companies include, among others, U.S. Treasury funds; short-term, global government and international bond funds; and general and specialized stock funds.

                 BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

      During the year ended December 31, 1999, the Corporation paid $253,672 in brokerage commissions on portfolio transactions to various brokerage firms. All of the commissions paid in 1999 were paid to brokers providing investment research and services. No commissions were paid to any affiliated broker.

                               PORTFOLIO TURNOVER

      The ratio of the lesser of the value of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities (in all cases, exclusive of United States government securities, short-term securities, and certificates of deposit) for the years 1997 through 1999 was as follows:

             1997                   1998                    1999
             ----                   ----                    ----
              11%                    6%                      12%

                PROPOSAL 2. RATIFICATION OF INDEPENDENT AUDITORS

      Stockholders are invited to ratify the selection of KPMG LLP as independent auditors of the Corporation for the year 2000. KPMG LLP has no direct or material indirect financial interest in the Corporation other than its employment in such capacity.

      At a meeting held January 25, 2000, a majority of the directors who were not "interested persons" (as defined under the Investment Company Act of 1940) selected KPMG LLP to act as auditors for the Corporation during 2000. A representative of KPMG LLP is not expected to be present at the Meeting.

      The Board of Directors recommends a vote FOR this selection.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters which may properly be, and are likely to be, brought before the Meeting. However, if any proper matters are brought before the Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote thereon according to their best judgment.

                           2001 STOCKHOLDER PROPOSALS

      Any stockholder proposals for inclusion in the Corporation's proxy statement for the 2001 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 ("14a-8 proposals") must be received by the Corporation at its office at New York, New York prior to October 6, 2000.

      Pursuant to Rule 14a-4 of the Securities and Exchange Act of 1934, the Corporation has discretionary voting authority with respect to any non-Rule
14a-8 proposals for the 2001 Annual Meeting of Stockholders that are not received by the Corporation prior to December 20, 2000.

                                  MISCELLANEOUS

      The Corporation will pay all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Corporation may also solicit proxies by telephone or personal interview. The Corporation will request brokers, banks and nominees who hold stock in their names to furnish this proxy material to the beneficial owners thereof and to solicit proxies from them, and will reimburse such brokers, banks and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

      A copy of the Annual Report including financial statements for the year ended December 31, 1999 is enclosed.

      Please date, sign and return the enclosed proxy at your earliest convenience. No postage is required for mailing in the United States.

                                     PROXY

                         CENTRAL SECURITIES CORPORATION

             Proxy Solicited on Behalf of the Board of Directors of
                  the Company for Annual Meeting March 8, 2000

The undersigned hereby appoints MICHAEL J. BARBERA, WILMOT H. KIDD and KAREN E. RILEY, and each of them, as attorneys with power of substitution, to represent the undersigned at the annual meeting of stockholders of Central Securities Corporation to be held at the office of the Corporation, 1209 E Orange Street, Wilmington, Delaware on March 8, 2000, at 11:00 o'clock A.M., and at any adjournment thereof, on all matters which may properly come before the meeting.

      Election of Directors:

            Nominees to be elected by Common Stock:
              Donald G. Calder, Jay R. Inglis,
              Dudley D. Johnson, Wilmot H. Kidd
              and C. Carter Walker, Jr.

---------------------------------------------------------------------------------------
PLEASE MARK, SIGN,DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
---------------------------------------------------------------------------------------

                          (Continued on reverse side)

                                                                      |
                                                                      | 1224
                                                                      |_____

[X] Please mark your
    votes as in this
    example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR election of directors and FOR Proposal 2.




                    FOR     WITHHELD
1. ELECTION OF      [ ]       [ ]
   DIRECTORS
   (see reverse)


                              FOR     AGAINST  ABSTAIN
 2. APPROVAL OF KPMG LLP      [ ]       [ ]      [ ]
    independent auditors
    for 2000.


3. In their discretion, upon such as other matters as may properly come before the meeting or any adjournments thereof.


For, except vote withheld from the following nominee(s):
--------------------------------------------------------


            This Proxy Must Be Signed Exactly as Name Appears Hereon Joint owners should each sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


      -----------------------------------


                                     2000
      -----------------------------------
      SIGNATURE(S)              DATE